THIRD QUARTER 2016 INVESTOR PRESENTATION

Symbol: SRCE

www.1stsource.com

DISCLOSURES

Forward-Looking Statements

Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise.

Non-GAAP Financial Measures

The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures.

CORPORATE OVERVIEW

$5.4 billion Community Bank with International Reach headquartered in South Bend, Indiana

Community Banking:

- Locations throughout Northern Indiana and Southwestern Michigan
- Personal and business banking, payment services, lending, mortgage, and leasing
- Investment management, trust and estate planning, and retirement planning services
- Business and consumer insurance sales

Specialty Finance:

- National and international footprint
- Construction machinery
- Corporate and personal aircraft
- Auto rental and leasing, shuttle buses, charter buses, and funeral cars
- Truck rental and leasing

MISSION AND VISION

Mission

To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term.

Vision

- Offer our clients the highest-quality service
- Support a proud family of colleagues who personify the 1st Source spirit of partnership
- Be the financial institution of choice in each market we serve
- Remain independent and nurture pride of ownership among all 1st Source colleagues
- Achieve long-term, superior financial results


WIN WITH PEOPLE
ACHIEVE DISTINCTIVE CONVENIENCE
CONTINUE LEAN JOURNEY
GROW PRIMARY RELATIONSHIPS
PRODUCE SUPERIOR FINANCIALS
COMMUNITY LEADERSHIP
OUTSTANDING CLIENT SERVICE
SUPERIOR QUALITY
TEAMWORK
INTEGRITY

MARKET AREA


MICHIGAN
INDIANA
South Bend
Mishawaka
Valparaiso
Fort Wayne

Specialty Finance
Loans: $2.11 billion

Community Bank
Loans: $2.19 billion

BUSINESS MIX (LOANS AND LEASES)





Personal Community Banking 29%

Business Community Banking 71%

Personal + Business Community Banking: 51%



Specialty Finance 49%

COMMUNITY BANKING

- **81** Banking Centers
- **101** Twenty-four hour ATMs
- **10** 1st Source Insurance offices
- **8** Trust & Wealth Management locations with approximately $4 billion of assets under management


In person


Online


Over the phone


Mobile

COMMUNITY BANKING MARKET AREA



Higher Education



Steel Production



Regional Medical Hub



Medical Devices

17 – County Market

Market Households	794,417
Client Households	100,978
Penetration	12.7%
Businesses (approx)	74,600
Business Clients	14,761
Penetration	19.8%

As of December 31, 2015



Agriculture



Distribution Hub



Recreational Vehicle Manufacturing

1st Source Corporation

SPECIALTY FINANCE GROUP SERVICES



Aircraft Division— $837MM

Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail.



Auto and Light Truck Division — $401MM

Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, charter buses, funeral cars, etc.



Construction Equipment Division— $498MM

Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.)



Medium and Heavy Duty Truck Division — $271MM

The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills

EXPERIENCED AND PROVEN TEAM

Executive Team

- 5 executives with an average 35 years each of banking experience and 25 years with 1st Source

Business Banking Officers

- 39 business banking officers with an average 20 years each of lending experience and 11 years with 1st Source

Specialty Finance Group Officers

- 25 specialty finance officers with an average 29 years each of lending experience and 13 years with 1st Source

PERFORMANCE – CLIENT

- #1 deposit share in our 15 contiguous county market
- #1 SBA Lender in every county where located
- #2 SBA Lender in State of Indiana



Source Bank

- Best Branch Service in the Midwest – MSR Group, 2015 & 2016
- Indiana SBA Community Lender Award – 2013 - 2015
- Michiana's Best Bank for Business – Northwest Indiana Business Quarterly
- Michiana's Best Company to Work For – Northwest Indiana Business Quarterly
- Michiana's Best Bank for Customer Service – Northwest Indiana Business Quarterly
- One of the Highest Customer Advocacy Scores among banks in Midwest – MSR Group, 2015 & 2016
- 2016 Business of the Year (Revenue More than $5 Million) – Greater Fort Wayne Business Weekly

FINANCIAL REVIEW

GROWING LOAN PORTFOLIO



Total Average Loans & Leases ($MM)
Loans & Leases
Yield on Loans & Leases - FTE (%)
Compound Annual Growth Rate: 6.76%
3209
3434
3640
3837
4101
5.02
4.69
4.42
4.39
4.29
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
2012
2013
2014
2015
2016 YTD

DIVERSIFIED LOAN PORTFOLIO

Average Loans by Type



Commercial and Agricultural 19%
Commercial Real Estate 17%
Residential Real Estate 12%
Consumer 4%
Medium and Heavy Duty Truck 7%
Auto and Light Truck 11%
Construction Equipment 11%
Aircraft 19%

STRONG CREDIT QUALITY

% of Net Loans and Leases

Loan & Lease Loss Reserve



Stable Reserves
2.64%
2.50%
2.35%
2.31%
2.21%
2.13%
2011
2012
2013
2014
2015
2016 YTD

Nonperforming Assets



Improving Credit Quality
2.28%
1.25%
1.29%
1.13%
0.50%
0.68%
2011
2012
2013
2014
2015
2016 YTD

Net Charge-Offs / (Recoveries)



Limited Losses
0.27%
0.13%
0.02%
0.06%
(0.02%)
0.14%
2011
2012
2013
2014
2015
2016 YTD

1st Source Corporation

GROWING CORE DEPOSIT FRANCHISE



Total Average Deposits ($MM)
Non-core Deposits
Core Deposits
Effective Rate on Deposits (%)
5500
4400
3300
2200
1100
0
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
Compound Annual Growth Rate: 4.85%
3574
190
3384
0.61%
3701
225
3476
0.45%
3778
270
3508
0.30%
3961
329
3632
0.29%
4269
445
3824
0.36%
2012
2013
2014
2015
2016 YTD

* Non-core deposits include CDs over $250,000 and brokered CDs.

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET*

Leading Market Share in Community Banking Markets ($000)



2016
$4,300,000
$3,800,000
$3,300,000
$2,800,000
$2,300,000
$1,800,000
$1,300,000
$800,000
June 10
June 11
June 12
June 13
June 14
June 15
June 16
1st Source 13.37%
Chase 9.44%
Wells Fargo 9.27%
Lake City Bank 8.19%
Horizon Bank 5.09%
Fifth Third 4.77%
Data as of June 2016 – FDIC (via SNL Financial)

*Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan.

NET INCOME & EARNINGS PER SHARE



($MM)
$70
$60
$50
$40
$30
$20
$10
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
48.2
49.6
55.0
58.1
57.5
43.1
42.6
1.78
1.83
2.03
2.17
2.17
1.63
1.63
2011
2012
2013
2014
2015
2015 YTD
2016 YTD
Net Income
EPCS (Diluted)

NET INTEREST MARGIN (FTE)



($MM)
$220
$176
$132
$88
$44
$0
7.00%
5.60%
4.20%
2.80%
1.40%
0.00%
150.9
153.8
158.6
162.2
168.2
124.6
127.6
3.69
3.69
3.67
3.59
3.60
3.60
3.43
2011
2012
2013
2014
2015
2015 YTD
2016 YTD
Net Interest Income ($MM)
Net Interest Margin (%)

1st Source Corporation

DIVERSE SOURCES OF NONINTEREST INCOME

Noninterest Income Composition

YTD = $50.5MM*



Equipment Rental 6%
Mortgage Banking 7%
Insurance Commissions 8%
Service Charges on Deposit Accounts 13%
Debit Card 16%
Other 21%
Trust and Wealth Management 29%
Fair Value of Assets Under Management of $4.1B

29% of Total Revenue*

* Note: Equipment rental income is shown net of leased equipment depreciation.

OPERATING EXPENSES


($MM)
$160.0
$120.0
$80.0
$40.0
$0.0
100.0%
75.0%
50.0%
25.0%
0.0%
133.7
136.3
136.3
136.1
140.8
104.0
105.8
64.4
63.3
62.4
60.6
60.9
60.6
60.4
2011
2012
2013
2014
2015
2015 YTD
2016 YTD
Noninterest Expense ($MM)*
Efficiency - Adjusted (%)

* Note: Noninterest expense is shown net of leased equipment depreciation.

STRONG CAPITAL POSITION

Tier 1 Leverage Ratio



11.72%
11.47%
12.08%
12.16%
12.21%
12.00%
5% Well Capitalized
2011
2012
2013
2014
2015
2016 YTD

Tier 1 Risk Based Ratio



15.21%
14.26%
14.54%
14.57%
13.65%
13.56%
8% Well Capitalized
2011
2012
2013
2014
2015
2016 YTD

Total Risk Based Capital Ratio



16.51%
15.57%
15.86%
15.89%
14.97%
14.87%
10% Well Capitalized
2011
2012
2013
2014
2015
2016 YTD

Tangible Common Equity / Tangible Assets



10.18%
10.56%
10.76%
11.15%
10.96%
10.93%
2011
2012
2013
2014
2015
2016 YTD

TANGIBLE BOOK VALUE PER COMMON SHARE



Consistent Growth
$27.50
$24.00
$20.50
$17.00
$13.50
$10.00
Compound Annual Growth Rate: 7.22%
$14.15
$14.95
$16.38
$17.67
$18.65
$20.16
$21.49
$22.65
2009
2010
2011
2012
2013
2014
2015
2016 YTD

COMMON DIVIDENDS PER SHARE*

29 YEARS OF CONSECUTIVE DIVIDEND GROWTH


$0.900
$0.800
$0.700
$0.600
$0.500
$0.400
$0.300
$0.200
$0.100
$0.000
Compound Annual Growth Rate: 4.20%
0.482
0.509
0.527
0.536
0.555
0.582
0.600
0.618
0.645
0.671
0.720
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016 YTD*

* Declared through October 31, 2016.

DELIVERING RETURNS TO SHAREHOLDERS



Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices
1st Source
S&P 500
Wilshire 5000
Russell 2000
NASDAQ
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
9/30/1971
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
$14,685
$8,613
$5,944
$4,125
$2,550

DELIVERING RETURNS TO SHAREHOLDERS



December 31, 2007 - October 31, 2016
1st Source Corp
KBW NASDAQ Bank
NASDAQ Bank
S&P 500 Bank
SNL U.S. Bank
KBW NASDAQ Regional Bank
Price Change (%)
150.00
100.00
50.00
0.00
(50.00)
(100.00)
2008
2009
2010
2011
2012
2013
2014
2015
2016
119.62%
14.44%
14.24%
(12.74%)
(15.93%)
(16.63%)

PERFORMANCE – FINANCIAL

- #10 of 102 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine
- Top 15th Percentile of Community Banks – Seifried & Brew
- 5 Star "Superior" Rating – Bauer Financial
- 29 years of consecutive dividend growth


1st Source Bank

INVESTMENT CONSIDERATIONS

- Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth
- Experienced and proven team with significant investment in bank
- Diversification of product mix and geography with asset generation capability
- Leading market share in community banking markets
- Stable credit quality, strongly reserved
- Strong capital position and 29 consecutive years of dividend growth

CONTACT INFORMATION

Christopher J. Murphy III

Chairman of the Board and CEO

(574) 235-2711

murphy-c@1stsource.com

Andrea G. Short

CFO and Treasurer

(574) 235-2348

shorta@1stsource.com

APPENDIX

Ownership Summary

Shareholder Type	Shares	% of Total
Institutional	10,183,804	39.4%
Insiders	9,028,038	34.9%
Retail/Other	5,330,801	20.5%
1st Source ESOP	1,333,109	5.2%
Total Shares Outstanding[1]	**25,875,752**	**100.0%**

Rank	Institution (Top 10 Institutions)	Shares	% of Total
1	Dimensional Fund Advisors LP	2,235,939	8.6%
2	BlackRock Inc.	944,359	3.6%
3	Vanguard Group Inc.	688,637	2.7%
4	Manulife Asset Mgmt. (US) LLP	587,943	2.3%
5	AllianceBernstein LP	545,043	2.1%
6	Wellington Mgmt. Group LLP	281,417	1.1%
7	State Street Global Advisors, Inc.	276,346	1.1%
8	JP Morgan Asset Mgmt.	252,678	1.0%
9	Northern Trust Global Investments	234,501	0.9%
10	Boston Trust & Investment Mgmt. Co.	229,573	0.9%
	Top 10 Institutions[2]	**6,276,436**	**24.3%**
	Other	3,907,368	15.1%
	Total Institutional Ownership[2]	**10,183,804**	**39.4%**


1st Source ESOP
5.2%
Retail/Other
20.5%
Institutional
39.4%
Insiders
34.9%

(1) As of October 31, 2016
(2) As of September 30, 2016 or most recently reported data
Source: SNL Financial and Company filings

Aircraft Portfolio – Industries by NAICS


Retail Trade
13%
Construction
11%
Manufacturing
9%
Ag, Forestry, Fishing & Hunting
6%
Wholesale Trade
4%
Other*
6%
Transportation & Warehousing
20%
Finance & Insurance and Real Estate
17%
Services
14%

*Other includes: Mining & Utilities, Information, & Public Administration

ATTRACTIVE CORE DEPOSIT FRANCHISE

Average Deposits By Type



Savings and Interest Bearing Demand 50%
Noninterest Bearing Demand 22%
CD and IRA 28%

1st Source Corporation

Reconciliation of Non-GAAP Financial Measures

Calculation of Yield on Loans and Leases

(Dollars in thousands)	2012	2013	2014	2015	2016 YTD
(A) Loans and leases interest income (GAAP)	$ 160,784	$ 160,837	$ 160,753	$ 168,327	$ 131,253
(B) Plus: loans and leases fully tax-equivalent adjustments	469	355	274	284	434
(C) Loans and leases interest income - FTE (A+B)	161,253	161,192	161,027	168,611	131,687
(D) Average loans and leases	$ 3,209,490	$ 3,433,938	$ 3,639,985	$ 3,837,149	$ 4,101,284
(E) Annualization factor	1.00	1.00	1.00	1.00	1.34
Yield on loans and leases (GAAP) (A*E)/D	5.01%	4.68%	4.42%	4.39%	4.27%
Yield on loans and leases - FTE (C*E)/D	5.02%	4.69%	4.42%	4.39%	4.29%

Calculation of Net Interest Margin

(Dollars in thousands)	2011	2012	2013	2014	2015	2015 YTD	2016 YTD
(A) Interest income (GAAP)	$ 187,523	$ 182,085	$ 179,585	$ 178,554	$ 184,684	$ 136,667	$ 143,036
(B) Plus: fully tax-equivalent adjustments	2,507	2,068	1,826	1,839	1,698	1,241	1,371
(C) Interest income - FTE (A+B)	190,030	184,153	181,411	180,393	186,382	137,908	144,407
(D) Interest expense (GAAP)	39,123	30,309	22,768	18,225	18,163	13,357	16,760
(E) Net interest income (GAAP) (A-D)	148,400	151,776	156,817	160,329	166,521	123,310	126,276
(F) Net interest income - FTE (C-D)	150,907	153,844	158,643	162,168	168,219	124,551	127,647
(G) Average earning assets	$ 4,090,297	$ 4,174,443	$ 4,325,907	$ 4,513,631	$ 4,668,811	$ 4,627,111	$ 4,972,604
(H) Annualization factor	1.00	1.00	1.00	1.00	1.00	1.34	1.34
Net interest margin (GAAP) (E*H)/G	3.63%	3.64%	3.63%	3.55%	3.57%	3.56%	3.39%
Net interest margin - FTE (F*H)/G	3.69%	3.69%	3.67%	3.59%	3.60%	3.60%	3.43%

Noninterest Income

(Dollars in thousands)	2016 YTD
(A) Noninterest income (GAAP)	$ 66,589
(B) Less: depreciation - leased equipment	(16,115)
Noninterest income - adjusted (A-B)	$ 50,474

Reconciliation of Non-GAAP Financial Measures

Noninterest Expense

(Dollars in thousands)	2011	2012	2013	2014	2015	2015 YTD	2016 YTD
(A) Noninterest expense (GAAP)	$ 152,354	$ 151,536	$ 149,314	$ 150,040	$ 159,114	$ 117,370	$ 121,884
(B) Less: depreciation - leased equipment	(18,650)	(15,202)	(13,055)	(13,893)	(18,280)	(13,342)	(16,115)
Noninterest expense - adjusted (A-B)	$ 133,704	$ 136,334	$ 136,259	$ 136,147	$ 140,834	$ 104,028	$ 105,769

Calculation of Efficiency Ratio

(Dollars in thousands)	2011	2012	2013	2014	2015	2015 YTD	2016 YTD
(A) Net interest income (GAAP)	$ 148,400	$ 151,776	$ 156,817	$ 160,329	$ 166,521	$ 123,310	$ 126,276
(B) Net interest income - FTE	150,907	153,844	158,643	162,168	168,219	124,551	127,647
(C) Plus: noninterest income (GAAP)	80,872	81,192	77,212	77,887	83,316	62,414	66,589
(D) Less: gains/losses on investment securities and partnership investments	(5,339)	(4,567)	(4,571)	(3,151)	(2,130)	(1,881)	(2,899)
(E) Less: depreciation - leased equipment	(18,650)	(15,202)	(13,055)	(13,893)	(18,280)	(13,342)	(16,115)
(F) Total net revenue (GAAP) (A+C)	229,272	232,968	234,029	238,216	249,837	185,724	192,865
(G) Total net revenue - adjusted (B+C-D-E)	207,790	215,267	218,229	223,011	231,125	171,742	175,222
(H) Noninterest expense (GAAP)	152,354	151,536	149,314	150,040	159,114	117,370	121,884
(E) Less: depreciation - leased equipment	(18,650)	(15,202)	(13,055)	(13,893)	(18,280)	(13,342)	(16,115)
(I) Less: contribution expense limited to gains on investment securities in (D)	-	-	-	(963)	-	-	-
(J) Noninterest expense - adjusted (H-E-I)	$ 133,704	$ 136,334	$ 136,259	$ 135,184	$ 140,834	$ 104,028	$ 105,769
Efficiency ratio (GAAP-derived) (H/F)	66.5%	65.0%	63.8%	63.0%	63.7%	63.2%	63.2%
Efficiency ratio - adjusted (J/G)	64.4%	63.3%	62.4%	60.6%	60.9%	60.6%	60.4%

Reconciliation of Non-GAAP Financial Measures

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)	2011	2012	2013	2014	2015	2016 YTD
(A) Total common shareholders' equity (GAAP)	$ 523,918	$ 558,655	$ 585,378	$ 614,473	$ 644,053	$ 670,259
(B) Less: goodwill and intangible assets	(87,675)	(87,502)	(86,343)	(85,371)	(84,676)	(84,244)
(C) Total tangible common shareholders' equity (A-B)	436,243	471,153	499,035	529,102	559,377	586,015
(D) Total assets (GAAP)	4,374,071	4,550,693	4,722,826	4,829,958	5,187,916	5,447,911
(B) Less: goodwill and intangible assets	(87,675)	(87,502)	(86,343)	(85,371)	(84,676)	(84,244)
(E) Total tangible assets (D-B)	$ 4,286,396	$ 4,463,191	$ 4,636,483	$ 4,744,587	$ 5,103,240	$ 5,363,667
Common equity-to-assets ratio (GAAP-derived) (A/D)	11.98%	12.28%	12.39%	12.72%	12.41%	12.30%
Tangible common equity-to-tangible assets ratio (C/E)	10.18%	10.56%	10.76%	11.15%	10.96%	10.93%

Calculation of Tangible Book Value per Common Share

(Dollars in thousands, except for per share data)	2009	2010	2011	2012	2013	2014	2015	2016 YTD
(A) Total common shareholders' equity (GAAP)	$ 465,390	$ 486,383	$ 523,918	$ 558,655	$ 585,378	$ 614,473	$ 644,053	$ 670,259
(B) Less: goodwill and intangible assets	(90,222)	(88,955)	(87,675)	(87,502)	(86,343)	(85,371)	(84,676)	(84,244)
(C) Total tangible common shareholders' equity (A-B)	$ 375,168	$ 397,428	$ 436,243	$ 471,153	$ 499,035	$ 529,102	$ 559,377	$ 586,015
(D) Actual common shares outstanding	26,522,125	26,590,091	26,635,424	26,666,889	26,754,761	26,248,690	26,027,584	25,867,093
Book value per common share (GAAP-derived) (A/D)*1000	$ 17.55	$ 18.29	$ 19.67	$ 20.95	$ 21.88	$ 23.41	$ 24.75	$ 25.91
Tangible common book value per share (C/D)*1000	$ 14.15	$ 14.95	$ 16.38	$ 17.67	$ 18.65	$ 20.16	$ 21.49	$ 22.65